Exhibit 99.1

CHENIERE ENERGY, INC. NEWS RELEASE

CONTACTS:

Cheniere Energy, Inc.

David Castaneda

Vice President Investor Relations

713-265-0202

Christina Cavarretta

Manager Investor Relations

713-265-0208

Cheniere Energy Announces Pricing of

Initial Public Offering

of Cheniere Energy Partners, L.P.

Houston, Texas: March 20, 2007. Cheniere Energy, Inc. (AMEX:LNG) (“Cheniere”) announced today the pricing of the initial public offering of 13,500,000 common units representing limited partner interests in Cheniere Energy Partners, L.P. (“Cheniere Energy Partners”) at $21 per common unit. Of the 13,500,000 common units being sold, Cheniere Energy Partners will sell 5,054,164 units and Cheniere LNG Holdings, LLC, a wholly-owned subsidiary of Cheniere (“Holdings”), will sell 8,445,836 units. Holdings has also granted the underwriters a 30-day option to purchase up to an additional 2,025,000 common units at the same price to cover over-allotments.

The common units will begin trading tomorrow on the American Stock Exchange under the symbol “CQP”. The offering is expected to close on or about March 26, 2007. The offering represents an approximate 8.2% interest in Cheniere Energy Partners.

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC are acting as joint book-running managers and representatives of the underwriters. In addition, RBC Capital Markets Corporation, Sanders Morris Harris Inc., Stifel, Nicolaus & Company, Incorporated, Howard Weil Incorporated, Pritchard Capital Partners LLC and FIG Partners, LLC Energy Capital Group are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. An offer will be made only by means of the prospectus. A copy of the final prospectus relating to the offering may be obtained, when available, from Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, N.Y. 11220 (tel.: 718-765-6732); Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 4th Floor, New York, New York 10080 (tel.: 212-449-1000); Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, New York 10010 (tel.: 800-221-1037); or from any of the underwriters.

About Cheniere Energy Partners, L.P.

Cheniere Energy Partners, L.P. is a limited partnership recently formed by Cheniere Energy, Inc. Through a wholly-owned subsidiary, Cheniere Energy Partners will develop, own and operate the Sabine Pass LNG receiving terminal currently under construction in western Cameron Parish, Louisiana on the Sabine Pass Channel. For more information, please visit www.cheniereenergypartners.com.

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, statements regarding the business strategy, plans and objectives of Cheniere or Cheniere Energy Partners. Although Cheniere believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. The actual results for Cheniere or Cheniere Energy Partners could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including market conditions and other risks typically associated with securities offerings. In particular, the forward-looking statements of Cheniere or Cheniere Energy Partners are subject to the risks and uncertainties discussed in Cheniere’s periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere does not assume a duty to update these forward-looking statements.

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